UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2021 (October 13, 2021)

BOWX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Sand Hill Rd., Suite 200 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(650) 352-4877

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock and one-third of one redeemable warrant	BOWXU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BOWX	The Nasdaq Stock Market LLC
Redeemable warrants, warrant exercisable for one Class A common stock at an exercise price of $11.50 per whole share	BOWXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with its proposed business combination (the “Business Combination”) with WeWork Inc. (“WeWork”), BowX Acquisition Corp., a Delaware corporation (“BowX”), previously filed a registration statement on Form S-4 (Registration No. 333-256133) with the SEC, which includes a document that serves as a prospectus and proxy statement of BowX, referred to as a proxy statement/prospectus. The definitive proxy statement/prospectus was filed with the Securities and Exchange Commission (the “SEC”) on September 20, 2021 and was sent to all BowX stockholders as of September 14, 2021 (the record date for voting on the proposed transaction). As previously disclosed in the proxy statement/prospectus, in August 2021, WeWork and Cushman & Wakefield U.S., Inc., a Delaware corporation (“C&W”), entered into a non-binding exclusive strategic partnership to market both landlords and businesses on WeWork’s management experience platform and on new jointly developed solutions, and entered into a Memorandum of Understanding with respect to such non-binding strategic partnership in August 2021 (the “Memorandum of Understanding”). The material terms of the Memorandum of Understanding are non-binding and subject to finalization of definitive documentation. There can be no assurance that WeWork will enter into definitive documentation or consummate the transactions with C&W, or that WeWork will realize the anticipated benefits of its partnership with C&W. Additionally, as previously disclosed in the proxy statement/prospectus, in August 2021, C&W, WeWork and BowX entered into discussions regarding a potential transaction where C&W would provide up to $150,000,000.00 in a non-dilutive backstop equity facility on mutually agreeable terms.

On October 13, 2021, BowX entered into a backstop subscription agreement (the “Backstop Subscription Agreement”) with DTZ Worldwide Limited (the “Backstop Investor”), a parent company to C&W, pursuant to which, and on the terms and subject to the conditions of which, the Backstop Investor has committed to subscribe for the number of shares of BowX Class A common stock, par value $0.0001 per share (“Class A Shares”), validly redeemed by the public stockholders of BowX, in connection with the merger between BowX, WeWork, and BowX Merger Subsidiary Corp, a Delaware corporation and a wholly owned subsidiary of BowX, subject to a cap of 15,000,000 Class A Shares (the “Cap”). The purchase price for such Class A Shares is equal to $10.00 per share multiplied by the number of Class A Shares validly redeemed by the public stockholders of BowX in connection with the Business Combination subject to the Cap, for an aggregate purchase price of up to $150,000,000 (the “Backstop Investment”). The terms of the Backstop Investment substantially conform to the terms of the subscription agreements that were executed on March 25, 2021 (the “Other Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to which, and on the terms and subject to the conditions of which, the PIPE Investors collectively subscribed for 80,000,000 Class A Shares for an aggregate purchase price equal to $10.00 per share (the “PIPE Investment”) to be consummated substantially concurrently with the closing of the Business Combination (“Closing”). The Backstop Investment will also be consummated substantially concurrently with the Closing.

The consummation of the Backstop Investment is subject to certain conditions, including (i) the satisfaction or (to the extent permitted by applicable law) waiver of the conditions to the Merger Agreement (other than conditions that by their nature may only be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions as of the Closing), (ii) the accuracy of the representations and warranties made by BowX and the Backstop Investor, subject to the materiality standards set forth in the Backstop Subscription Agreement, (iii) the compliance of the other party with such party’s covenants under the Backstop Subscription Agreement in all material respects, (iv) the absence of any injunction or order enjoining or prohibiting the issuance and sale of the shares under the Backstop Subscription Agreement, (v) the absence of amendments or waivers to the Merger Agreement that would reasonably be expected to be materially adverse to the economic benefits that Backstop Investor would reasonably expect to receive under the Backstop Subscription Agreement and the absence of amendments or waivers to the Other Subscription Agreements that materially benefits the PIPE Investors unless the Backstop Investor has been offered substantially the same benefits and (v) the binding provisions of the Memorandum of Understanding, between C&W, and WeWork remaining in full force and effect and WeWork not having materially breached its exclusivity obligations thereunder. The binding provisions include (i) exclusivity with respect to the strategic partnership to market both landlords and businesses on WeWork’s management experience platform and on new jointly developed solutions (the “Strategic Partnership”), (ii) obligations relating to the mutual agreement for any public announcement about the Memorandum of Understanding or the Strategic Partnership contemplated thereby, (iii) WeWork providing C&W with certain global all access memberships at no charge, (iv) confidentiality obligations and (v) obligations to cooperate and provide certain information with respect to the Strategic Partnership.

A copy of the Backstop Subscription Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Backstop Subscription Agreement does not purport to be complete and is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Class A Shares to be issued in connection with the Backstop Investment, if any, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof, provided by Section 4(a)(2) of the Securities Act.

Additional Information and Where to Find It

This communication relates to a proposed transaction between BowX and WeWork. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of WeWork, the combined company or BowX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. BowX has filed a registration statement on Form S-4 (Registration No. 333-256133) with the SEC, which includes a document that serves as a prospectus and proxy statement of BowX, referred to as a proxy statement/prospectus. The definitive proxy statement/prospectus was filed with the SEC on September 20, 2021 and was sent to all BowX stockholders as of September 14, 2021 (the record date for voting on the proposed transaction). Before making any voting decision, investors and security holders of BowX are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed with the SEC in connection with the proposed transaction because they contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed with the SEC by BowX through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

BowX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from BowX’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of BowX and information regarding their interests in the business combination is set forth in BowX’s registration statement on Form S-4 (Registration No. 333-256133) filed with the SEC. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation is contained in the registration statement and the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

Certain statements made in this communication are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between WeWork and BowX include statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of WeWork. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of BowX’s securities, (ii) the risk that the transaction may not be completed by BowX’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by BowX, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of BowX, the satisfaction of the minimum amount in the trust account following redemptions by BowX’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE Investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on WeWork’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of WeWork and potential difficulties in WeWork employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against WeWork or against BowX related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of BowX’s securities on a national securities exchange, (xi) the price of BowX’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which BowX plans to operate or WeWork operates, variations in operating performance across competitors, changes in laws and regulations affecting BowX’s or WeWork’s business, WeWork’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by BowX from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and WeWork and BowX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither WeWork nor BowX gives any assurance that either WeWork or BowX, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Backstop Subscription Agreement, dated as of October 13, 2021, by and between BowX Acquisition Corp. and DTZ Worldwide Limited

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BOWX ACQUISITION CORP.

Date: October 18, 2021	By:	/s/ Vivek Ranadivé
	Name:	Vivek Ranadivé
	Title:	Chairman and Co-Chief Executive Officer